PROSPECTUS SUPPLEMENT

(To Prospectus dated as of October 17, 2012)

CREDIT SUISSE HIGH YIELD BOND FUND

Up to 10,000,000 Common Shares of Beneficial Interest

Credit Suisse High Yield Bond Fund (the "Fund") has entered into a sales agreement (the "sales agreement") with JonesTrading Institutional Services LLC ("JonesTrading") relating to its common shares of beneficial interest ("Common Shares") offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 10,000,000 of its Common Shares, par value $0.001 per share, from time to time through JonesTrading as its agent for the offer and sale of the Common Shares, subject to an aggregate cap of $93,778,401. As of October 12, 2012, the Fund had offered and sold 15,881,041 Common Shares pursuant to a prior sales agreement with JonesTrading. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount. The Fund is a non-diversified, closed-end management investment company with a leveraged capital structure. The Fund's primary investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective to the extent consistent with its objective of seeking high current income. There can be no assurance that the Fund will achieve its investment objectives.

The Fund's currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE MKT under the symbol "DHY." The last reported sale price for the Fund's Common Shares on the NYSE MKT on October 12, 2012 was $3.31 per share. The net asset value of the Fund's Common Shares at the close of business on October 12, 2012 was $3.04 per share.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange.

JonesTrading will be entitled to compensation of between 150 and 300 basis points of the gross sales price per share for any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. In connection with the sale of the Common Shares on the Fund's behalf, JonesTrading may be deemed to be an "underwriter" within the meaning of the 1933 Act and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts.

You should review the information set forth under "Risks and Special Considerations" on page 23 of the accompanying Prospectus before investing in the Fund's Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is October 18, 2012.

You should rely only on the information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about the Fund that a prospective investor should carefully consider before deciding whether to invest in the Fund's Common Shares. This Prospectus Supplement, which describes the specific terms of this offering including the method of distribution, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference into the accompanying Prospectus. The accompanying Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying Prospectus or Prospectus Supplement, the statement in the incorporated document having a later date modifies or supersedes the earlier statement. Neither the Fund nor JonesTrading has authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the Common Shares. The Fund's business, financial condition, results of operations and prospects may have changed since those dates.

Prospectus Supplement

Prospectus

Prospectus Summary	1
Summary of Fund Expenses	12
Financial Highlights	13
Use of Proceeds	15
The Fund	15
Investment Objectives	16
Investment Policies	16
Investment Restrictions	21
Use of Leverage	22
Risks and Special Considerations	23
Management of the Fund	31
Expenses	32
Net Asset Value	33
Dividends and Distributions; Automatic Dividend Reinvestment Plan	33
Federal Income Taxation	35
Repurchase of Shares	40
Description of Shares	41
Plan of Distribution	42
Closed-End Fund Structure	43
Custodian, Transfer Agent and Dividend-Paying Agent	44
Legal Proceedings	44
Reports to Shareholders	44
Additional Information	44
Table of Contents of Statement of Additional Information	45

ii

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated October 17, 2012 ("SAI"), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus Supplement. You may request a free copy of the SAI or request other information about the Fund (including the Fund's annual and semi-annual reports to shareholders) or make shareholder inquiries by calling 1-800-293-1232 or by writing to the Fund at c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010. The Fund's SAI, as well as the annual and semi-annual reports to shareholders, are also available at the Fund's website at www.credit-suisse.com/us. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund's shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in such forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks and Special Considerations" section of the accompanying Prospectus. All forward-looking statements contained in or incorporated by reference into this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund's ongoing obligations under the federal securities laws, it does not intend, and it undertakes no obligation, to update any forward-looking statements. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

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PROSPECTUS SUPPLEMENT SUMMARY

The following information is only a summary. You should consider the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus, dated October 17, 2012, and the SAI, dated October 17, 2012, especially the information under "Risks and Special Considerations" on page 23 of the accompanying Prospectus.

The Fund    The Fund is a non-diversified, closed-end management investment company organized as a trust under the laws of the State of Delaware.

  The Fund's Common Shares are listed for trading on the NYSE MKT under the symbol "DHY." As of October 12, 2012, the net assets of the Fund were $277,990,392 and the Fund had outstanding 91,378,152 Common Shares. As of October 12, 2012, the per share net asset value of the Fund's Common Shares was $3.04 and the per share market price of the Fund's Common Shares was $3.31, representing an 8.88% premium over such net asset value. See "Description of Shares" in the accompanying Prospectus.

  The Fund's principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.

  Under normal market conditions, the Fund will invest at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's Investors Services, Inc. ("Moody's") or lower than BBB by Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc. ("S&P") or comparably rated by another nationally recognized rating agency), or in unrated income securities that Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse" or the "Investment Adviser"), determines to be of comparable quality. Securities rated lower than Baa by Moody's and lower than BBB by S&P are commonly known as "junk bonds." The Fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively. See "Investment Policies" in the accompanying Prospectus.

Information Regarding the Investment Adviser    Credit Suisse, the Fund's investment adviser, is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks. Credit Suisse serves as the Fund's investment adviser with respect to all investments and is responsible for making all investment decisions. Credit Suisse receives from the Fund, as compensation for its advisory services, an annual fee, payable monthly, in an amount equal to 1% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than the aggregate indebtedness constituting leverage) (the "Managed Assets") and 0.75% of the average weekly value of the Managed Assets greater than $250 million. Credit Suisse may waive voluntarily a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. Effective January 1, 2011, Credit Suisse agreed to waive 0.15% of the fees payable under the Investment Advisory Agreement up to $200 million and 0.25% of the fees payable under the Investment Advisory Agreement on the next $50 million. During periods in which the Fund is utilizing leverage, the advisory fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. The Fund is currently utilizing leverage. The Investment Adviser is located at One Madison Avenue, New York, New York 10010. See "Management of the Fund — Investment Adviser."

The Offering    The Fund and the Investment Adviser entered into a sales agreement with JonesTrading relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 10,000,000 of its Common Shares, par value $0.001 per share, from time to time through JonesTrading as its agent for the offer and sale of the Common Shares, subject to an aggregate cap of $93,778,401. As of October 12, 2012, the Fund had offered and sold 15,881,041 Common Shares pursuant to a prior sales agreement with JonesTrading, resulting in proceeds (net of all fees and commissions) of $49,237,906.

  The Fund's Common Shares are listed for trading on the NYSE MKT under the symbol "DHY." The last reported sale price of the Fund's Common Shares, as reported on the NYSE MKT on October 12, 2012, was $3.31 per share.

  Sales of the Fund's Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. See "Plan of Distribution" in this Prospectus Supplement. The Fund's Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of the Fund's securities. Under the 1940 Act, the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Use of Proceeds    The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus. Proceeds will be invested within approximately 30 days of receipt by the Fund. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

Leverage    The Fund, as of October 12, 2012, is leveraged through borrowings from a credit facility in the amount of $113,000,000 or 28.90% of the Fund's total assets (including proceeds of such leverage). The Fund's asset coverage ratio as of October 12, 2012 was 346%.

Risks and Special Considerations    See "Risks and Special Considerations" beginning on page 23 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund's Common Shares.

DISTRIBUTIONS

The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

The amounts of the last four monthly dividends paid by the Fund are as set out below:

Payment Date	Dividend per Common Share
June 22, 2012	$0.0265
July 24, 2012	$0.0265
August 22, 2012	$0.0265
September 25, 2012	$0.0265

See "Dividends and Distributions; Automatic Dividend Reinvestment Plan" in the accompanying Prospectus.

SUMMARY OF FUND EXPENSES

The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in Common Shares of the Fund. Some of the percentages indicated in the table below are estimates and may vary.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.50	%(1)
Offering Expenses (as a percentage of offering price)	0.40	%(2)
Dividend Reinvestment Plan Fees	None(3)
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund's Common Shares)
Management Fee(4)	1.15%
Interest and Commitment Fees on Borrowed Funds(5)	0.60%
Other Expenses(6)	0.20%
Total Annual Operating Expenses	1.95%

(1)  Represents the estimated commission with respect to the Fund's Common Shares being sold in this offering, which the Fund will pay to JonesTrading in connection with the sales of Common Shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of between 1.50% and 3.00% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading will receive a commission of 1.50% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guarantee that there will be any sales of the Fund's Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Fund's Common Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under "Capitalization" below. In addition, the price per share of any such sale may be greater or less than the price set forth under "Capitalization" below, depending on market price of the Fund's Common Shares at the time of any such sale.

(2)  Includes the Fund's payment of the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated by the sales agreement, as described under "Plan of Distribution" below.

(3)  Participants in the Fund's automatic dividend reinvestment plan pay only transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan" in the accompanying Prospectus.

(4)  See "Management of the Fund — Investment Adviser" in the accompanying Prospectus.

(5)  The Fund may use leverage through borrowings. The Fund currently borrows under a credit facility.

(6)  "Other Expenses" have been estimated for the current fiscal year. Includes the Fund's estimated payment of the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated by the sales agreement, as described under "Plan of Distribution" below.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) Total Annual Operating Expenses of 1.95%, (2) a Sales Load (commission) of $15 and estimated offering expenses of $4 and (3) a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$38	$79	$122	$242

The "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares.

The example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be greater than or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

Sales of the Fund's Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of the Fund's Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Fund's Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund's Common Shares at the time of any such sale. As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Fund's Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $3.31 per share for the Fund's Common Shares on the NYSE MKT as of October 12, 2012, the Fund estimates that the net proceeds of this offering will be approximately $32,474,500 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus within approximately 30 days of receipt of such proceeds. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Following the completion of this offering, the Fund may increase the amount of leverage outstanding.

CAPITALIZATION

Pursuant to the sales agreement with JonesTrading dated October 18, 2012, the Fund may offer and sell up to 10,000,000 of its Common Shares, par value $0.001 per share, from time to time through JonesTrading as its agent for the offer and sale of the Common Shares under this Prospectus Supplement and the accompanying Prospectus. There is no guarantee that there will be any sales of the Fund's Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell 10,000,000 Common Shares, at a price of $3.31 per share (the last reported sale price per share of the Fund's Common Shares on the NYSE MKT on October 12, 2012). Actual sales, if any, of the Fund's Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $3.31, depending on the market price of the Fund's Common Shares at the time of any such sale. To the extent that the market price per share of the Fund's Common Shares on any given day is less than the net asset value per share on such day, the Fund will instruct JonesTrading not to make any sales on such day.

The following table sets forth the capitalization of the Fund (i) on an actual basis as of October 31, 2011 (audited), (ii) on an actual basis as of April 30, 2012 (unaudited), (iii) on an actual basis as of October 12, 2012 (unaudited) to reflect the sale of Common Shares from November 1, 2011 through October 12, 2012, and the application of the net proceeds from such sale of Common Shares, and (iv) on a pro forma basis as adjusted to reflect the assumed sale of 10,000,000 Common Shares at $3.31 per share (the last reported sale price per share of the Fund's Common Shares on the NYSE MKT on October 12, 2012), in an offering under this Prospectus Supplement and the accompanying Prospectus.

	As of October 31, 2011 (audited)	As of April 30, 2012 (unaudited)	As of October 12, 2012 (unaudited)	Pro Forma (unaudited)
	Actual	Actual	Actual	As Adjusted
Composition of Net Assets:
Common stock, par value $0.001 per share, unlimited shares authorized (75,228,035 shares issued and outstanding as of October 31, 2011, 81,839,649 shares issued and outstanding as of April 30, 2012, 91,378,152 shares issued and outstanding as of October 12, 2012 and 10,000,000 shares estimated issued and outstanding as adjusted(1)(2)	$75,228	$81,840	$91,378	$101,378
Paid-in capital in excess of par(2)	$310,295,893	$330,167,612	$360,087,623	$392,552,123
Accumulated net investment loss	$(1,041,808)	$(1,700,850)	$(895,816)	$(895,816)
Accumulated net realized loss on investments and foreign currency transactions	$(87,043,502)	$(87,176,926)	$(84,836,156)	$(84,836,156)
Net unrealized appreciation from investments and foreign currency translations	$(10,161,389)	$389,611	$3,543,363	$3,543,363
Net Assets	$212,124,422	$241,761,287	$277,990,392	$310,464,892

(1)  The Fund does not hold any of these outstanding shares for its account.

(2)  As adjusted, additional paid-in capital reflects the issuance of Common Shares offered hereby ($33,100,000), less $0.001 par value per Common Share ($10,000), less the estimated sales load ($496,500) and the offering expenses ($129,000) related to the issuance of shares.

PLAN OF DISTRIBUTION

Under the sales agreement among the Fund, the Investment Adviser and JonesTrading, upon written instructions from the Fund, JonesTrading will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell, as the Fund's agent, the Common Shares under the terms and subject to the conditions set forth in the sales agreement. JonesTrading's sales efforts will continue until the Fund instructs JonesTrading to suspend sales. The Fund will instruct JonesTrading as to the amount of Common Shares to be sold by JonesTrading. The Fund may instruct JonesTrading not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or JonesTrading may suspend the offering of Common Shares upon proper notice and subject to other conditions.

JonesTrading will provide written confirmation to the Fund no later than the opening of the trading day on the NYSE MKT immediately following the trading day on which Common Shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to JonesTrading in connection with the sales.

The Fund will pay JonesTrading commissions for its services in acting as agent in the sale of Common Shares. JonesTrading will be entitled to compensation of between 150 and 300 basis points of the gross sales price per share of any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. The Fund has also agreed to pay the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated under the sales agreement (provided such fees and expenses (a) shall not exceed $50,000 in connection with (i) the preparation and execution of the sales agreement, (ii) the preparation and filing of this Prospectus Supplement, (iii) the preparation and printing of a "Blue Sky Survey" and (iv) the review by the Financial Industry Regulatory Authority (FINRA) of the terms of the sale of the Common Shares and (b) shall not exceed $25,000 on an annual basis in each annual period following the date of the sales agreement). There is no guarantee that there will be any sales of the Fund's Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Fund's Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund's Common Shares at the time of any such sale. Assuming 10,000,000 of the Fund's Common Shares offered hereby are sold at a market price of $3.31 per share (the last reported sale price for the Fund's Common Shares on the NYSE MKT on October 12, 2012), the Fund estimates that the total expenses for the offering, including reimbursable expenses payable to JonesTrading as described above and excluding compensation payable to JonesTrading under the terms of the sales agreement, would be approximately $129,000.

Settlement for sales of Common Shares will occur on the third business day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made, or on some other date that is agreed upon by the Fund and JonesTrading in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the Common Shares on the Fund's behalf, JonesTrading may, and will with respect to sales effected in an "at the market offering," be deemed to be an "underwriter" within the meaning of the 1933 Act, and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to JonesTrading against certain civil liabilities, including liabilities under the 1933 Act.

The offering of the Fund's Common Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Common Shares subject to the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to JonesTrading. In addition, JonesTrading may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to the Fund.

The principal business address of JonesTrading is 780 Third Avenue, 3rd Floor, New York, New York 10019.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund, in connection with the offering of the Common Shares. Willkie Farr & Gallagher LLP will rely as to matters of Delaware law on the opinion of Richards Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

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BASE PROSPECTUS

$93,778,401

CREDIT SUISSE HIGH YIELD BOND FUND

Common Shares of Beneficial Interest

Credit Suisse High Yield Bond Fund ("Fund," "we," "us" or "our") is a non-diversified, closed-end management investment company with a leveraged capital structure. The Fund's primary investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective to the extent consistent with its objective of seeking high current income.

We may offer, from time to time, in one or more offerings, including through rights offerings, our common shares of beneficial interest, par value $.001 per share ("Shares"). Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a "Prospectus Supplement"). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares.

Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the NYSE MKT under the symbol "DHY." The last reported sale price of our Shares, as reported by the NYSE MKT on October 10, 2012, was $3.30 per Share. The net asset value of our Shares at the close of business on October 10, 2012, was $3.04 per Share.

Investment in the Shares involves certain risks and special considerations, including risks of leverage and of investing in below investment grade/high yield securities. For a discussion of these and other risks, see "Risks and Special Considerations."

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If the Fund's Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering. See "Risks and Special Considerations-Net Asset Value Discount."

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information ("SAI"), dated October 17, 2012, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. The Table of Contents for the SAI is on page 45 of the Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund at c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010, by calling 1-800-293-1232, or from the SEC's website at http://www.sec.gov. Copies of the Fund's Annual Report and Semi-Annual Report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 1-800-293-1232, or by visiting the Fund's website at www.credit-suisse.com/us.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated October 17, 2012

Prospectus Summary	1
Summary of Fund Expenses	12
Financial Highlights	13
Use of Proceeds	15
The Fund	15
Investment Objectives	16
Investment Policies	16
Investment Restrictions	21
Use of Leverage	22
Risks and Special Considerations	23
Management of the Fund	31
Expenses	32
Net Asset Value	33
Dividends and Distributions; Automatic Dividend Reinvestment Plan	33
Federal Income Taxation	35
Repurchase of Shares	40
Description of Shares	41
Plan of Distribution	42
Closed-End Fund Structure	43
Custodian, Transfer Agent and Dividend-Paying Agent	44
Legal Proceedings	44
Reports to Shareholders	44
Additional Information	44
Table of Contents of Statement of Additional Information	45

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund's business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under "Risks and Special Considerations" on page 23 of the Prospectus.

The Fund    The Fund is a non-diversified, closed-end management investment company. The Fund commenced operations on July 28, 1998, following its initial public offering. See "The Fund."

  The Fund's Shares are listed for trading on the NYSE MKT under the symbol "DHY." As of October 10, 2012, the net assets of the Fund were $277,437,978.10 and the Fund had outstanding 91,341,102 Shares. The last reported sales price of the Fund's Shares, as reported by the NYSE MKT on October 10, 2012 was $3.30 per Share. The net asset value of the Fund's Shares at the close of business on October 10, 2012 was $3.04 per Share. See "Description of Shares."

The Offering    We may offer, from time to time, in one or more offerings, including through rights offerings, up to $93,778,401 of our Shares on terms to be determined at the time of the offering. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares. Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Use of Proceeds    We intend to use the net proceeds from the sale of our Shares primarily to invest in accordance with our investment objectives and policies. Proceeds will be invested within approximately 30 days of receipt by the Fund. See "Use of Proceeds."

Investment Objectives    The Fund's primary investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

Investment Policies    Under normal market conditions, the Fund will invest at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's Investors Services, Inc. ("Moody's") or lower than BBB by Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc. ("S&P") or comparably rated by another nationally recognized rating agency), or in unrated income securities that Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse" or the "Investment Adviser"), determines to be of comparable quality. Securities rated lower than Baa by Moody's and lower than BBB by S&P are commonly known as "junk bonds." The Fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

  As a component of the Fund's investment in "junk bonds," the Fund may also invest up to 20% of its total assets in securities of issuers that are the subject of bankruptcy proceedings or in securities otherwise in default or in significant risk of being in default ("Distressed Securities"). The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational currency units.

  In selecting investments for the Fund's portfolio, the Fund's portfolio managers:

•  continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations;

•  analyze business conditions affecting investments, including:

•  changes in economic activity and interest rates;

•  availability of new investment opportunities;

•  economic outlook for specific industries;

•  seek to moderate risk by investing among a variety of industry sectors and issuers.

  The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

  The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. There can be no guarantee that the Fund will be able to accurately predict when the use of leverage will be beneficial. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage."

  The Fund may implement various temporary "defensive" strategies at times when Credit Suisse determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of shareholders. These strategies may include investing less than 80% of its total assets in lower grade income securities by investing in higher quality debt and/or money market instruments. See "Investment Policies."

  The Fund invests primarily in bonds, debentures, notes, senior loans, other debt instruments, convertible bonds and preferred stocks. The Fund's portfolio securities may have fixed or variable rates of interest and may include zero coupon securities, payment-in-kind securities or other deferred payment securities, preferred stock, convertible debt obligations and convertible preferred stock, units consisting of debt or preferred stock with warrants or other equity features, secured floating rate loans and loan participations, government securities, stripped securities, commercial paper and other short-term debt obligations. The issuers of the Fund's portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, until Credit Suisse determines it is appropriate in light of current market conditions to dispose of such securities.

Investment Restrictions    The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund's outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending, concentration, diversification and other matters. See "Investment Restrictions."

Use of Leverage    As provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less ordinary course liabilities, exceeds 300% of the amount of the debt outstanding.

  Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund's total assets (including the proceeds of such leverage). The total leverage of the Fund is currently expected to range between 27% and 32% of the Fund's total assets. The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Adviser's market outlook, where the rate of return, net of applicable Fund expenses, on the Fund's investment portfolio investments purchased with leverage exceeds the costs associated with such leverage. The Fund does not currently intend to issue or register preferred shares or commercial paper.

  The Fund, as of April 30, 2012, is leveraged through borrowings from a credit facility in the amount of $103,000,000 or 29.45% of the Fund's total assets (including the proceeds of such leverage). The Fund's asset coverage ratio as of April 30, 2012 was 335%. See "Risks and Special Considerations—Leverage Risk" for a brief description of the Fund's credit agreement with State Street Bank and Trust Company ("State Street").

  Following the completion of an offering, the Fund may increase the amount of leverage outstanding. The Fund may engage in additional borrowings in order to maintain the Fund's desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage were not used. Interest on borrowings may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Fund's use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. As long as the rate of return, net of applicable Fund expenses, on the Fund's investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common shares. Conversely, if the Fund's return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common shares will diminish. To the extent that the Fund uses leverage, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. The Fund's leveraging strategy may not be successful. See "Use of Leverage" and "Risks and Special Considerations—Leverage Risk."

Risks (See generally "Risks and Special Considerations" for more information on these and other risks)    Investing in the Fund involves certain risks, including the following:

  Investment and Market Risk. An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See "Risks and Special Considerations—Investment and Market Risk."

  Lower Grade Securities Risk. Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. See "Risks and Special Considerations—Lower Grade Securities Risk."

  Distressed Securities Risk. As a component of the Fund's investment in "junk bonds," the Fund may invest up to 20% of its total assets in Distressed Securities. Such securities are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of Credit Suisse of equivalent quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for shareholders may be diminished. See "Risks and Special Considerations—Distressed Securities."

  Credit Risk. Credit risk is the risk that one or more of the Fund's investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value. See "Risks and Special Considerations—Credit Risk."

  Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. The Fund's use of leverage will tend to increase interest rate risk.

  Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's common shares. See "Risks and Special Considerations—Interest Rate Risk."

  Leverage Risk. The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss.

  Therefore, if the market value of the Fund's investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements (as discussed below), it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the regulated investment company ("RIC") distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes.

  As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a revolving credit agreement with State Street (the "Credit Agreement") to borrow up to the least of: (a) $140,000,000; (b) an amount that is no greater than 33 1/3% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and (c) the Borrowing Base as defined in the Credit Agreement. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. Furthermore, the Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). Such restrictions shall apply only so long as the Credit Agreement remains in effect.

  Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund's investments. The credit facility with State Street may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.

  The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's common shareholders or its ability to achieve its investment objectives. See "Use of Leverage" and "Risks and Special Considerations—Leverage Risk."

  Foreign Securities Risk. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. See "Risks and Special Considerations—Foreign Securities Risk."

  Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See "Risks and Special Considerations—Counterparty Risk."

  Illiquid Securities Risk. The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Illiquid securities generally trade at a discount. See "Risks and Special Considerations—Illiquid Securities Risk."

  Prepayment Risk. If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders. See "Risks and Special Considerations—Prepayment Risk."

  Senior Loans Risk. The Fund's investments in senior loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

  Like other debt instruments, senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance. See "Risks and Special Considerations—Senior Loans Risk."

  Non-Diversified Status. The Fund is classified as a "non-diversified" management investment company under the 1940 Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is "diversified" because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares. See "Risks and Special Considerations—Non-Diversified Status."

  Market Price, Discount and Net Asset Value of Shares. As with any stock, the price of the Fund's Shares fluctuates with market conditions and other factors. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value. See "Risks and Special Considerations—Market Price, Discount and Net Asset Value of Shares."

  Potential Yield Reduction. An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund's current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield. See "Special Considerations and Risk Factors—Potential Yield Reduction."

  Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Board or shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Risks and Special Considerations—Anti-Takeover Provisions" and "Description of Shares."

  For a discussion of these and other risks, see "Risks and Special Considerations."

Information Regarding the Investment Adviser    Credit Suisse, the Fund's investment adviser, is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks. Credit Suisse serves as the Fund's investment adviser with respect to all investments and is responsible for making all investment decisions. Credit Suisse receives from the Fund, as compensation for its advisory services, an annual fee, payable monthly, in an amount equal to 1% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than the aggregate indebtedness constituting leverage) (the "Managed Assets") and 0.75% of the average weekly value of the Managed Assets greater than $250 million. Credit Suisse may waive voluntarily a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. Effective January 1, 2011, Credit Suisse agreed to waive 0.15% of the fees payable under the Investment Advisory Agreement up to $200 million and 0.25% of the fees payable under the Investment Advisory Agreement on the next $50 million. Although this waiver is in effect as of the date of this Prospectus, it may not be in effect as of any future date on which Shares are sold. During periods in which the Fund is utilizing leverage, the advisory fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. The Fund is currently utilizing leverage. The Investment Adviser is located at One Madison Avenue, New York, New York 10010. See "Management of the Fund—Investment Adviser."

  Potential Conflicts of Interest. Because the Investment Adviser receives a fee based on assets, it will benefit from the increase in assets that will result from offerings of Shares. It is not possible to state precisely the amount of additional compensation that the Investment Adviser might receive as a result of the offerings because it is not known how many Shares will be sold because the proceeds of offerings will be invested in additional portfolio securities, which will fluctuate in value.

Portfolio Managers    The Credit Suisse US High Yield Management Team is responsible for the day-to-day portfolio management of the Fund. The current team members are Thomas J. Flannery and Wing Chan. Thomas J. Flannery is the lead manager for the Fund and oversees the Fund's overall industry, credit, duration, yield curve positioning and security selection. Wing Chan focuses on the industry and issuer allocations. See "Management of the Fund—Portfolio Management."

Administrator    State Street serves as the Fund's administrator. The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by Credit Suisse that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee. See "Management of the Fund—Administrator."

Custodian and Transfer Agent    State Street acts as the Fund's custodian pursuant to a custody agreement. Computershare Trust Company, N.A., acts as the Fund's transfer agent and dividend-paying agent. See "Custodian, Transfer Agent and Dividend-Paying Agent."

Dividends and Distributions    The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan."

Automatic Dividend Reinvestment Plan    Under the Fund's automatic dividend reinvestment plan, all dividend and capital gain distributions are automatically reinvested in additional Shares of the Fund either purchased on the open market, or issued by the Fund if the Shares are trading at or above their net asset value, unless in either case the shareholder elects to receive cash. A shareholder whose Shares are held through a broker or nominee should contact such broker or nominee to confirm that they are able to participate in the plan. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan."

Taxation    Tax considerations for an investor in the Fund are summarized under "Federal Income Taxation."

Repurchase of Shares    The Fund may, from time to time, take action to attempt to reduce or eliminate any market value discount from net asset value ("NAV"). The Board, in consultation with Credit Suisse, will periodically review the possibility of open market repurchases or tender offers for Shares of the Fund. There can be no assurance that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such repurchases or tender offers will result in the Shares trading at a price which is equal to or close to NAV. The Fund may borrow to finance such repurchases or tenders. See "Repurchase of Shares."

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	up to 3.00%
Offering Expenses (as a percentage of offering price)(1)	—%
Dividend Reinvestment Plan Fees	None(2)
Annual Fund Operating Expenses (as a percentage of average net assets attributable to the Fund's common shares)
Management Fees(3)	1.15%
Interest and Commitment Fees on Borrowed Funds(4)	0.60%
Other Expenses(5)	0.20%
Total Annual Operating Expenses	1.95%

(1)  If the Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load, which may be lower than 3.00%, and the estimated offering expenses.

(2)  Participants in the Fund's automatic dividend reinvestment plan pay only transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan."

(3)  See "Management of the Fund—Investment Adviser."

(4)  The Fund may use leverage through borrowings. The Fund currently borrows under a credit facility.

(5)  "Other Expenses" have been estimated for the Fund's current fiscal year.

Example:

An investor would directly or indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the period.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$49	$89	$132	$251

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund" and "Expenses." In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund's automatic dividend reinvestment plan may receive Shares purchased or issued at a price or value different from NAV. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan."

The example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be greater than or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results from a single Fund share. The information in the financial highlights for each of the years presented (except for the six months ended April 30, 2012) has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report appears in the Fund's Annual Report to Shareholders. The information in the financial highlights for the six months ended April 30, 2012 is unaudited. The Fund's financial statements are included in the Fund's Annual and Semi-Annual Reports and are incorporated by reference into the SAI. The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-293-1232 or visiting the Fund's website, www.credit-suisse.com/us/funds.

	Six Months Ended 4/30/12		For the Year Ended October 31,
Per share operating performance	(unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$2.82		$2.94	$2.71	$2.09	$4.10	$4.18
INVESTMENT OPERATIONS
Net investment income	0.15		0.32	0.30	0.28	0.40 (1)	0.40 (1)
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.13		(0.12)	0.32	0.68	(2.00)	(0.08)
Total from investment activities	0.28		0.20	0.62	0.96	(1.60)	0.32
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.16)		(0.32)	(0.31)	(0.33)	(0.41)	(0.40)
Return of capital	—		—	(0.01)	(0.01)	—	—
Total dividends and distributions	(0.16)		(0.32)	(0.32)	(0.34)	(0.41)	(0.40)
CAPITAL SHARES TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—		—	(0.07)	—	—	—
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	0.01		—	—	—	—	—
Net asset value, end of period	$2.95		$2.82	$2.94	$2.71	$2.09	$4.10
Per share market value, end of period	$3.11		$2.95	$2.92	$2.62	$1.97	$3.65
TOTAL INVESTMENT RETURN(2)
Net asset value	10.59%		6.84%	21.32%	53.12%	(42.45)%	7.65%
Market value	11.45%		12.51%	24.11%	59.92%	(38.20)%	(10.72)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$241,761		$212,124	$220,147	$151,546	$116,492	$228,724
Average debt per share	$1.21		$1.22	$0.69	$0.58	$1.69	$1.98
Ratio of expenses to average net assets	1.95	%(4)	2.00%	2.05%	2.67%	3.76%	4.11%
Ratio of expenses to average net assets excluding interest expense	1.41	%(4)	1.46%	1.52%	1.80%	1.50%	1.37%
Ratio of net investment income to average net assets	10.62	%(4)	10.70%	10.40%	13.32%	11.68%	9.48%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.19	%(4)	0.19%	0.15%	0.15%	0.15%	0.15%
Portfolio turnover rate	28.00%		66.00%	62.00%	49.00%	32.01%	49.18%

(1)  Per share information is calculated using the average shares outstanding method.

(2)  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Total returns for periods less than one year are not annualized.

(3)  Unaudited.

(4)  Annualized

	For the Year Ended October 31,

Per share operating performance	2006	2005	2004		2003		2002
Net asset value, beginning of period	$4.12	$4.53	$4.34		$3.53		$4.49
INVESTMENT OPERATIONS
Net investment income	0.40	0.47	0.53		0.55		0.65	(1)
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.11	(0.35)	0.24		0.87		(0.80)
Total from investment activities	0.51	0.12	0.77		1.42		(0.15)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.42)	(0.51)	(0.58)		(0.61)		(0.71)
Return of capital	(0.03)	(0.02)	—		—		(0.10)
Total dividends and distributions	(0.45)	(0.53)	(0.58)		(0.61)		(0.81)
CAPITAL SHARES TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued though Rights Offering	—	—	—		—		—
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	—	—	—		—		—
Net asset value, end of period	$4.18	$4.12	$4.53		$4.34		$3.53
Per share market value, end of period	$4.50	$4.77	$5.24		$4.76		$4.10
TOTAL INVESTMENT RETURN(2)
Net asset value	13.13%	2.62%	18.98	%(3)	43.04	%(3)	(4.99	)%(3)
Market value	5.23%	2.71%	25.49%		35.07%		(2.15)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$231,765	$255,760	$244,523		$229,255		$180,889
Average debt per share	$1.96	$2.05	$2.05		$1.81		$1.99
Ratio of expenses to average net assets	4.20%	3.27%	2.51%		2.57%		2.91%
Ratio of expenses to average net assets excluding interest expense	1.65%	1.68%	1.70%		1.73%		1.78%
Ratio of net investment income to average net assets	9.67%	10.72%	11.99%		13.85%		15.17%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	—%		—%		—%
Portfolio turnover rate	61.91%	31.05%	12.10%		15.96%		33.22%

(1)  Per share information is calculated using the average shares outstanding method.

(2)  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Total returns for periods less than one year are not annualized.

(3)  Unaudited.

The following table sets forth additional information regarding the Fund's credit facility for each of the fiscal years shown:

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage Per $1000 of Indebtedness
10/31/2011	$89,000,000	$3,428
10/31/2010	$60,500,000	$5,031
10/31/2009	$42,000,000	$4,703
10/31/2008	$58,610,000	$3,024
10/31/2007	$107,500,000	$3,156
10/31/2006	$108,000,000	$3,187
10/31/2005	$110,000,000	$3,060
10/31/2004	$113,000,000	$3,187
10/31/2003	$105,500,000	$3,247
10/31/2002	$85,250,000	$3,129

Trading and Net Asset Value Information

In the past, the Fund's common shares have traded at both a premium and at a discount in relation to NAV. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See "Closed-End Fund Structure."

The Fund's Shares are listed and traded on the NYSE MKT. The average weekly trading volume of the Shares on the NYSE MKT during the twelve months ended July 31, 2012 was 1,820,000 shares. The following table shows for the quarters indicated: (1) the high and low sale price of the Shares at the close of trading on the NYSE MKT; (2) the high and low NAV per Share; and (3) the high and low premium or discount to NAV at which the Fund's Shares were trading at the close of trading (as a percentage of NAV).

	Price		NAV per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2010	$3.23	$2.64	$2.89	$2.71	11.76%	-2.58%
April 30, 2010	$3.09	$2.80	$2.84	$2.78	8.80%	0.72%
July 31, 2010	$3.09	$2.61	$2.88	$2.78	7.29%	-6.12%
October 31, 2010	$3.18	$2.86	$2.89	$2.92	10.03%	-2.05%
January 31, 2011	$3.03	$2.86	$3.01	$2.92	0.66%	-2.05%
April 30, 2011	$3.19	$3.03	$3.08	$3.01	3.57%	0.66%
July 31, 2011	$3.40	$3.06	$3.06	$3.00	11.11%	2.00%
October 31, 2011	$3.27	$2.67	$3.02	$2.88	8.28%	-7.29%
January 31, 2012	$3.07	$2.85	$2.86	$2.71	7.34%	5.17%
April 30, 2012	$3.18	$3.07	$2.89	$2.92	10.03%	5.14%
July 31, 2012	$3.20	$3.01	$2.94	$2.86	8.84%	5.24%

On October 10, 2012, the per Share net asset value was $3.04 and the per Share market price was $3.30, representing a 8.55% premium over such net asset value.

USE OF PROCEEDS

The Fund intends to invest the net proceeds of offerings in accordance with its investment objectives and policies. It is anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objectives and policies within approximately 30 days after the completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Following the completion of an offering, the Fund may increase the amount of leverage outstanding. See "Investment Objectives," "Investment Policies" and "Use of Leverage."

THE FUND

The Fund was organized as a trust under the laws of the State of Delaware on April 24, 1998, and it is registered under the 1940 Act. The Fund has been engaged in business as a non-diversified, closed-end management investment company since July 28, 1998, when it completed an initial public offering of common shares of beneficial interest, par value $0.001 per share. The Fund's common shares are traded on the NYSE MKT under the symbol "DHY."

The Fund's principal office is located at One Madison Avenue, New York, New York, 10010 and its telephone number is 1-800-293-1232.

The following provides information about the Fund's outstanding shares as of October 10, 2012:

Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	Exclusive of Amount Held by the Fund or for Its Account
Common Shares	Unlimited	0	91,341,102

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital appreciation. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

INVESTMENT POLICIES

Under normal market conditions, the Fund will invest at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's or lower than BBB by S&P or comparably rated by another nationally recognized rating agency) or in unrated income securities that Credit Suisse determines to be of comparable quality. Securities rated lower than Baa by Moody's and lower than BBB by S&P are commonly known as "junk bonds." The Fund generally will not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

As a component of the Fund's investment in "junk bonds," the Fund also may invest up to 20% of its total assets in Distressed Securities. The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units.

In selecting investments for the Fund's portfolio, the Fund's portfolio managers:

•  continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations;

•  analyze business conditions affecting investments, including:

•  changes in economic activity and interest rates;

•  availability of new investment opportunities;

•  economic outlook for specific industries;

•  seek to moderate risk by investing among a variety of industry sectors and issuers.

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to shareholders than that obtained over time with an unleveraged capital structure. There can be no guarantee that the Fund will be able to accurately predict when the use of leverage will be beneficial. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but also creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage."

The Fund will seek its secondary objective of capital appreciation by investing in securities that Credit Suisse expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating or as a result of declines in long-term interest rates.

The Fund may implement various temporary "defensive" strategies at times when Credit Suisse determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of shareholders. These strategies may include investing less than 80% of its total assets in lower grade income securities by investing in higher quality debt and/or money market instruments.

There can be no assurance the Fund's strategies will be successful.

The Fund invests primarily in bonds, debentures, notes, senior loans, other debt instruments, convertible bonds and preferred stocks. The Fund's portfolio securities may have fixed or variable rates of interest and may include zero coupon securities, payment-in-kind securities or other deferred payment securities, preferred stock, convertible debt obligations and convertible preferred stock, units consisting of debt or preferred stock with warrants or other equity features, secured floating rate loans and loan participations, government securities, stripped securities, commercial paper and other short-term debt obligations. The issuers of the Fund's portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, until Credit Suisse determines it is appropriate in light of current market conditions to dispose of such securities.

Portfolio Securities

Lower Grade Securities. Lower grade securities are securities rated below investment grade quality (lower than Baa by Moody's or lower than BBB by S&P or comparably rated by another rating agency). Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings. See "Appendix A—Description of Ratings" in the SAI for additional information concerning rating categories of Moody's and S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

Lower grade securities, though high yielding, are characterized by high risk. See "Risks and Special Considerations—Lower Grade Securities Risk."

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially will have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative Share price volatility.

The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Credit Suisse also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on Credit Suisse's credit analysis than would be the case when the Fund invests in rated securities.

The Fund may also invest in zero coupon, pay-in-kind or deferred payment lower grade securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed annually to have received "phantom income." Because the Fund will distribute this "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional Shares, the Fund will have fewer assets with which to purchase income-producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stock and offer the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. In return, however, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Preferred Stock. Preferred stock represents a share of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds but before common stock on its claim on a company's income for dividend payments and on a company's assets should the company's assets be liquidated. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has failed to pay, or is in danger of failing to pay, the dividends on such preferred stock, or may purchase preferred stock that pays a dividend in kind.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury Bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Senior Loans. "Senior Loans" are loans and loan participations (collectively, "Loans") that are senior secured floating rate Loans. Senior Loans are made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

Second Lien and Other Secured Loans. "Second Lien Loans" are "second lien" secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot become) subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans. Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because other secured Loans rank in payment order behind Senior

Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Money Market Instruments. The Fund may invest in the following types of money market instruments:

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by Credit Suisse to be of comparable quality to those rated obligations which may be purchased by the Fund.

Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment Credit Suisse determines that such investment is of comparable quality to those rated obligations which may be purchased by the Fund.

INVESTMENT RESTRICTIONS

In addition to its investment objectives, the Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Unless expressly designated as fundamental, all other policies of the Fund may be changed by the Board without shareholder approval. The percentage restrictions set forth below, as well as those contained elsewhere in this prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. The Fund may not:

1.  Invest more than 25% of the value of its total assets in the securities of issuers in a single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.  Invest in commodities or commodity contracts, except that the Fund may purchase and sell commodities to the maximum extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC") (or any successor) that would not require registration of the Fund as a commodity pool.

3.  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts. If real estate is delivered as a result of foreclosure, the Fund may hold such property until it can dispose of it in an orderly manner at a reasonable price.

4.  Issue senior securities or borrow money except as permitted by the 1940 Act.

5.  Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

6.  Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7.  Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

8.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings or leverage and to the extent necessary related to the purchase of securities on a when-issued or forward commitment basis, the deposit of assets in escrow in connection with writing covered options, and collateral and initial or variation margin or similar arrangements with respect to options, forward contracts, futures contracts, options on futures contracts, swaps, caps, collars, floors and other derivative instruments.

USE OF LEVERAGE

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding.

Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund's total assets (including the proceeds of such leverage). The total leverage of the Fund is currently expected to range between 27% and 32% of the Fund's total assets. The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Adviser's market outlook, for which the rate of return, net of applicable Fund expenses, on the Fund's investment portfolio investments purchased with leverage exceeds the costs associated with such leverage. The Fund does not currently intend to issue or register preferred shares or commercial paper.

At April 30, 2012, the Fund had loans outstanding under the Fund's Credit Agreement with State Street of $103,000,000. During the six months ended April 30, 2012, the Fund had borrowings under the Credit Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$93,527,473	1.320%	$103,000,000

The Fund's borrowings under its credit facility at April 30, 2012 equaled approximately 29.45% of the Fund's total assets (including the proceeds of such leverage). The Fund's asset coverage ratio as of April 30, 2012 was 335%. See "Risks and Special Considerations—Leverage Risk" for a brief description of the Fund's Credit Agreement with State Street.

Assuming the utilization of leverage in the amount of 29.45% of the Fund's total assets and an annual interest rate of 1.322% payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such leverage is approximately $1,361,660. Actual costs of leverage may be higher or lower than that assumed in the previous example.

Following the completion of an offering, the Fund may increase the amount of leverage outstanding. The Fund may engage in additional borrowings in order to maintain the Fund's desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage were not used. Interest on borrowings may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Fund's use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. As long as the rate of return, net of applicable Fund expenses, on the Fund's investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common shares. Conversely, if the Fund's return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common shares will diminish. To the extent that the Fund uses leverage, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. The Fund's leveraging strategy may not be successful. See "Risks and Special Considerations—Leverage Risk."

The following table is designed to illustrate the effect on the return to a holder of the Fund's common shares of leverage in the amount of approximately 29% of the Fund's total assets, assuming hypothetical annual returns of the Fund's investment portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Total Return	(14.80)%	(7.70)%	(0.60)%	6.50%	13.60%

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Shares of the Fund involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information about the risks that may be associated with an investment in the Fund, see "Other Investment Practices" in the SAI.

Investment and Market Risk

An investment in Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Lower Grade Securities Risk

Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Lower grade securities have been in the past, and may again in the future be, more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Recently, demand for lower grade securities has increased significantly and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of lower grade securities in the Fund's portfolio could be adversely affected.

Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices the Fund receives for its lower grade securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P and Moody's. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

Credit Risk

Credit risk is the risk that one or more of the Fund's investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. The Fund's use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's common shares.

Leverage Risk

The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss.

Therefore, if the market value of the Fund's investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements (as discussed below), it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the RIC distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes.

As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a Credit Agreement with State Street to borrow up to the least of: (a) $140,000,000; (b) an amount that is no greater than 33 1/3% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and (c) the Borrowing Base as defined in the Credit Agreement. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. Furthermore, the Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund's investments. The credit facility with State Street may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's common shareholders or its ability to achieve its investment objectives.

Successful use of a leveraging strategy may depend on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Foreign Securities Risk

Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years.

Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

As a result of these potential risks, Credit Suisse may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Credit Suisse, have had no or limited prior experience.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Illiquid Securities Risk

The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Prepayment Risk

If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Preferred Stock Risk

Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Senior Loans Risk

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade. Senior Loans, however, are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds. The Fund's investments in Senior Loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan's value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization ("NRSRO"), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, Credit Suisse will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Most of the Senior Loans held by the Fund will have been assigned ratings below investment grade by a NRSRO. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of a borrower. In this evaluation, Credit Suisse will take into consideration, among other things, the borrower's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower's management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund's net asset value. During periods of limited demand and liquidity for Senior Loans, the Fund's net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund's net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Credit Suisse to be creditworthy.

Credit Suisse will seek to use an independent pricing service approved by the Board to value most Senior Loans held. Credit Suisse may use the fair value method to value Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

Second Lien and Other Secured Loans Risk

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans and other secured Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an "over-the-counter" market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund's books.

Non-Diversified Status

The Fund is classified as a "non-diversified" management investment company under the 1940 Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is "diversified" because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares.

Market Price, Discount and Net Asset Value of Shares

As with any stock, the price of the Fund's Shares fluctuates with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period of time following completion of an offering. The net asset value of the Shares will be reduced immediately following an offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of the Shares will depend entirely upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. Because the market price of the Shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Shares, trading volume of the Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Potential Yield Reduction

An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund's current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield.

Anti-Takeover Provisions

The Fund's Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Board or shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed by or under the direction of the Board of Trustees of the Fund. Background information regarding the Trustees and officers of the Fund is contained in the SAI under "Trustees and Officers."

Investment Adviser

Credit Suisse serves as the Fund's investment adviser with respect to all investments and makes all investment decisions for the Fund. Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. Credit Suisse's address is One Madison Avenue, New York, New York 10010. As of June 30, 2012, Credit Suisse managed over $56.9 billion in the U.S. and, together with its global affiliates, managed assets of over $380.9 billion in 19 countries.

Advisory Agreement

Under the Fund's Investment Advisory Agreement with Credit Suisse, Credit Suisse receives as compensation for its advisory services from the Fund an annual fee, payable monthly, calculated at an annual rate of: (i) 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) (the "Managed Assets"); and (ii) 0.75% of the average weekly value of the Managed Assets greater than $250 million. Credit Suisse may waive voluntarily a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. Effective January 1, 2011, Credit Suisse agreed to waive 0.15% of the fees payable under the Investment Advisory Agreement up to $200 million and 0.25% of the fees payable under the Investment Advisory Agreement on the next $50 million. Although this waiver is in effect as of the date of this Prospectus, it may not be in effect as of any future date on which Shares are sold. During the period in which the Fund is utilizing leverage, the advisory fee payable to Credit Suisse will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Managed Assets, including those purchased with leverage. The Fund is currently utilizing leverage.

Potential Conflicts of Interest. Because the Investment Adviser receives a fee based on assets, it will benefit from the increase in assets that will result from offerings of Shares. It is not possible to state precisely the amount of additional compensation that the Investment Adviser might receive as a result of the offerings because it is not known how many Shares will be sold and because the proceeds of offerings will be invested in additional portfolio securities, which will fluctuate in value.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement is available in the Fund's 2012 Semi-Annual Report to shareholders.

Administrator

State Street serves as the Fund's administrator. The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by Credit Suisse that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee.

Portfolio Management

The Credit Suisse US High Yield Management Team is responsible for the day-to-day portfolio management of the Fund. The current team members are Thomas J. Flannery and Wing Chan. Thomas J. Flannery is the lead manager for the Fund and oversees the Fund's overall industry, credit, duration, yield curve positioning and security selection. Wing Chan focuses on the fund's industry and issuer allocations.

Thomas J. Flannery, a Managing Director of Credit Suisse, is the Head of the US High Yield Management Team. Mr. Flannery joined Credit Suisse in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc. Mr. Flannery holds a B.S. in Finance from Georgetown University.

Wing Chan, a Director of Credit Suisse, has been a member of the US High Yield Management Team since 2005. Ms. Chan joined Credit Suisse in 2005 from Invesco where she was an Associate Portfolio Manager in the High Yield group. Prior to joining Invesco in 2002, Ms. Chan began her career in 1999 at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology and is a CFA Charterholder.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

EXPENSES

Credit Suisse and State Street are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Trustees of the Fund who are affiliated with those companies or any of their affiliates, if any. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, expenses for legal and independent registered public accounting firms' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any sub-custodians and the transfer and dividend-paying agent, expenses in connection with the automatic dividend reinvestment plan (see "Dividends and Distributions; Automatic Dividend Reinvestment Plan"), SEC fees, fees and expenses of Independent Trustees, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, directors' and officers' errors and omissions insurance coverage, interest, brokerage costs and stock exchange fees, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

NET ASSET VALUE

The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. For purposes of determining the net asset value, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of Shares outstanding at such time. The Fund determines and makes available for publication the net asset value of its Shares daily.

The following is a description of the procedures used by the Fund in valuing its assets.

Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value.

Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT PLAN

The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

Pursuant to the Fund's automatic dividend reinvestment plan (the "Plan"), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by Computershare as agent for shareholders in administering the Plan (the "Plan Agent"), in additional Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by Computershare as the Dividend-Paying Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to

Computershare, as the Dividend-Paying Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the NYSE MKT or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued. If on the dividend payment date the net asset value per Share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Shares at the net asset value per Share at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal Income Taxation." Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Fund does not redeem Shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, Rhode Island 02940-3078, (800) 730-6001 (U.S. and Canada) or (781) 575-3100 (Outside U.S. and Canada).

FEDERAL INCOME TAXATION

The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, distributed to shareholders, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss). However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must report distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class.

Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year, in which case the IRS could attempt to recharacterize a portion of the dividends paid and designated by the Fund as exempt-interest dividends as consisting instead of capital gains or other taxable income. If the IRS were to prevail with respect to any such attempted recharacterization, holders of that class of shares could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

The Fund declares and pays a dividend from net investment income (excluding capital gains) each month. The Fund typically distributes any net short-term and long-term capital gains in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and from net short-term capital gains are taxable as ordinary income.

A 3.8% excise tax will be imposed on net investment income, including dividends, interest and net capital gains, of individuals with annual income of $200,000 or more ($250,000 if married, filing jointly) beginning in 2013.

Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of the shareholder's tax basis in its shares and will reduce such basis. Any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2012.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss for taxable years beginning before 2011. Capital loss carry forwards generated in taxable years beginning in 2011 or later will not be subject to expiration but will offset future gains before pre-2011 loss carry forwards. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. The Fund may not carry forward any losses other than net capital losses.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund shares unless the Fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on any fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as "backup withholding") a certain percentage of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to shareholders to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS, or pursuant to proposed intergovernmental agreements, to local tax authorities, for possible transmittal to the IRS, that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

REPURCHASE OF SHARES

Shares of closed-end management investment companies often trade at a discount to their net asset values, and the Shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Shares will be determined by such factors as relative demand for and supply of such Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Although the shareholders will not have the right to redeem their Shares, the Fund may take action to repurchase Shares in the open market or make tender offers for Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

There is no assurance that if action is undertaken to repurchase or tender for Shares, such action will result in the Shares' trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Shares, it should be recognized that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the

Fund's expense ratio. Any Share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.

DESCRIPTION OF SHARES

General

The Fund is authorized to issue an unlimited number of Shares. Each Share has one vote and, when issued and paid for in accordance with the terms of the offer, will be fully paid and non-assessable. Shares of one class have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Trustees shall have the power, as frequently as they may determine, to cause each shareholder to pay directly, in advance or arrears, for charges of distribution, of the custodian or transfer, shareholder servicing or similar agent, a pro rata amount as defined from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends or distributions owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. The Fund will send annual and semi-annual financial statements to all its Shareholders.

Offerings of Shares, if made, will require approval of the Board. The Board is authorized, however, to classify and reclassify any unissued shares into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify and offer unissued shares as preferred stock subject to the limitations of the 1940 Act. Any additional offering will not be made at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding Shares.

Common Shares

The Fund's common shares of beneficial interest are publicly held and are listed and traded on the NYSE MKT under the symbol "DHY."

As of October 10, 2012, the net asset value per Share of the Fund was $3.04 and on that date the closing price per Share on the NYSE MKT was $3.30, meaning the Fund's Shares were trading at a 8.55% premium to the Fund's net asset value per Share.

Although the Fund's Shares have recently traded at a premium to their net asset value, the Fund's Shares have in the past traded at a discount to their net asset value. The Fund cannot determine the reasons why the Fund's Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

Anti-Takeover Provisions in the Declaration of Trust

The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for any reason or for no reason by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Shares.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding Shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of Shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Fund's dividend reinvestment and cash purchase plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 80% voting requirements described above which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

We may sell Shares through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the "Securities Act") for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum amount of compensation to be received by any FINRA member or independent broker-dealer will not exceed eight percent for the sale of any securities being registered pursuant to SEC Rule 415. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described above, however, the Board of Trustees will review periodically the trading range and activity of the Fund's common shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per share.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street serves as the Fund's custodian pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. State Street is located at One Lincoln Street, Boston, Massachusetts 02111.

Computershare Trust Company, N.A. acts as the Fund's transfer agent and dividend-paying agent under the Fund's automatic dividend reinvestment plan. Computershare Trust Company, N.A. is located at P.O. Box 43078, Providence, Rhode Island, 02940.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund or the Investment Adviser is a party.

REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual and semi-annual reports, proxy statements and other information with the SEC. You can inspect any materials we file with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010 or by telephone at 1-800-293-1232 or on our website at www.credit-suisse.com/us. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is www.sec.gov. Unless specifically incorporated into this prospectus, documents contained on our website or on the SEC's web site about us is not incorporated into this prospectus and should not be considered to be part of this prospectus.

$93,778,401

Common Shares of Beneficial Interest

CREDIT SUISSE HIGH YIELD BOND FUND

PROSPECTUS

October 17, 2012

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10,000,000 Common Shares of Beneficial Interest

CREDIT SUISSE HIGH YIELD BOND FUND

PROSPECTUS SUPPLEMENT

October 18, 2012

Until November 12, 2012 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters.

CREDIT SUISSE HIGH YIELD BOND FUND

One Madison Avenue

New York, New York 10010

Statement of Additional Information

October 17, 2012

Credit Suisse High Yield Bond Fund (the “Fund”) is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information (“SAI”) for Credit Suisse High Yield Bond Fund (the “Fund”) is not a prospectus.  It should be read in conjunction with the Fund’s prospectus, dated October 17, 2012 (the “Prospectus”) and any related prospectus supplement.  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

A copy of the Prospectus and any related prospectus supplement can be obtained free of charge by calling Credit Suisse Asset Management, LLC at 800-293-1232 or by written request to the Fund at One Madison Avenue, New York, New York 10010.  You can also obtain a copy of the Prospectus or any related prospectus supplement from our website at: www.credit-suisse.com/us/funds.  The Fund’s financial statements for the fiscal year ended October 31, 2011, including the independent registered public accounting firm’s report thereon, and for the six months ended April 30, 2012, are incorporated into this SAI by reference.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this SAI in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and any related prospectus supplement and the SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

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FUND HISTORY	3

OTHER INVESTMENT PRACTICES	3

MANAGEMENT OF THE FUND	11

PRINCIPAL HOLDERS OF SECURITIES	19

INVESTMENT ADVISER	19

ADMINISTRATOR	20

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT	20

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

PORTFOLIO MANAGEMENT	21

PORTFOLIO TRANSACTIONS	22

TAXATION	24

LEGAL MATTERS	29

FINANCIAL STATEMENTS	29

APPENDIX A: Description of Ratings	A-1

APPENDIX B: Proxy Voting Policies and Procedures	B-1

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FUND HISTORY

The Fund is a non-diversified, closed-end management investment company organized as a trust under the laws of the State of Delaware on April 24, 1998.  Credit Suisse Asset Management, LLC (“Credit Suisse”) is the Fund’s investment adviser.

OTHER INVESTMENT PRACTICES

The Prospectus presents the investment objectives and the principal investment policies and risks of the Fund.  This section supplements the disclosure in the Fund’s Prospectus and provides additional information on the Fund’s other investment practices.

The Fund may utilize other investment practices and portfolio management techniques as set forth below.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Fannie Mae and Freddie Mac bonds).

Fannie Mae and Freddie Mac were previously government-sponsored corporations owned entirely by private stockholders.  Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government.  In 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), an independent regulator.

Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Foreign Government Obligations; Securities of Supranational Entities.  The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by Credit Suisse to be of comparable quality to the other obligations in which the Fund may invest.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Stripped Securities.  The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Treasury Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Such stripped securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s

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pool of underlying securities.  A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity.  The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

Short Selling.  In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.  The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 10% of the outstanding securities of any class of an issuer.

The Fund also may make short sales “against the box” in which the Fund enters into a short sale of a security it owns.

Until the Fund closes out its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

Lending of Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets, and the Securities and Exchange Commission (“SEC”) currently requires the Fund to receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  According to the SEC, such loans currently must be terminable by the Fund at any time upon specified notice.  The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash or equivalent collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board of Trustees of the Fund (the “Board”) must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.  If the regulatory requirements pertaining to portfolio securities lending were to change, the Fund would comply with such changes as required.

Illiquid Securities.  The Fund may purchase securities subject to legal or contractual restriction, or that are otherwise illiquid, without limitation.  When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer.  Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale.  During any such period, the price of the securities will be subject to market fluctuations.  However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A

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under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board.  Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Board has directed Credit Suisse to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.  To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.  Substantial illiquid positions in the Fund could adversely impact its ability to convert to open-end status.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.  Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment.  The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Risks and Special Considerations—Leverage Risk” and “Use of Leverage” in the Prospectus since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.  At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest).  If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.  Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase.  Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities of Other Investment Companies.  The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), or pursuant to an SEC order.  Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Derivatives.  The Fund may invest in, or use, derivatives (“Derivatives”).  These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.  The Derivatives the Fund may use include options, futures contracts, forward contracts, securities and swaps.  The Fund may invest in, or enter into, Derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by purchasing or selling specific securities.

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Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance.

If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives.  Exchange-traded Derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such Derivatives.  This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter Derivatives.  Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default.  Accordingly, Credit Suisse will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures and Options on Futures Transactions.

In General.  The Fund may enter into futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those that are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Engaging in these transactions involves risk of loss to the Fund that could adversely affect the value of the Fund’s net assets.  Although the Fund intends to purchase or sell futures contracts and options thereon only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract or option prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract or option prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or option positions and potentially subjecting the Fund to substantial losses.  Successful use of futures and options on futures by the Fund also is subject to the ability of Credit Suisse to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract or option thereon.  For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

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Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or other liquid assets in connection with its futures and options on futures transactions in an amount generally equal to the value of the underlying commodity.  The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.  (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the exercise (“strike”) price of the call; a put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of the put).  This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Specific Futures Transactions.  The Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures.  A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.  The Fund may purchase and sell stock index and debt futures contracts.  An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Fund may also purchase and sell options on interest rate, currency and index futures.  When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the terms of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

Forward Currency Contracts.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into.  Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire.  The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.  The Fund may also use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another.  For example, if the Fund owns securities denominated in a foreign currency and Credit Suisse believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.  The Fund may also purchase forward currency contracts to enhance income when Credit Suisse anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform

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similarly to the currency in which the Fund’s existing investments are denominated.  This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if Credit Suisse anticipates that there will be a correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract.  In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments).  The exchange commitments can involve payments to be made in the same currency or in different currencies.  The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  If Credit Suisse is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.  Moreover, even if Credit Suisse is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.  There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.  These transactions do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Credit Derivatives.  The Fund may engage in credit derivative transactions.  There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If Credit Suisse is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if Credit Suisse is correct in its forecasts, there is a risk that a credit derivative position, may correlate imperfectly with the price of the asset or liability being hedged.  There is no limit on the amount of credit

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derivative transactions that may be entered into by the Fund.  The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Options —In General.  The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other liquid assets.  A put option written by the Fund is covered when, among other things, cash or liquid assets having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund’s custodian to fulfill the obligation undertaken.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  The Fund may purchase and sell call and put options on foreign currency.  These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising he index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund also may purchase cash-settled options on swaps in pursuit of its investment objectives.  A cash settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by the Fund of options will be subject to the ability of Credit Suisse to predict correctly movements in the prices of individual securities, the securities markets generally, foreign currencies, or interest rates.  To the extent such predictions are incorrect, the Fund may incur losses.

Future Developments.  The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives that are not presently contemplated for use by

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the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund’s investment objectives and legally permissible for the Fund.

Forward Commitments; When-Issued Securities.  The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will set aside in a segregated account of the Fund permissible liquid assets at least equal at all times to the amount of the commitments.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per Share.

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MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Fund’s Board of Trustees, including the supervision of duties performed for the Fund under the investment advisory agreement with Credit Suisse (the “Investment Advisory Agreement”).  The Trustees set broad policies for the Fund and choose its officers, who serve at the Board’s discretion.  The Board currently consists of five Trustees, all of which are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).  The Board of Trustees is divided into three classes, each having a term of three years.  Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.  Shareholders who wish to send communications to the Board should send them to the address of the Fund (One Madison Avenue, New York, New York 10010) and to the attention of the Board c/o the Secretary of the Fund.  All such communications will be directed to the Trustee’s attention.

Trustees

The following table includes information regarding the Fund’s Trustees, their principal occupations and other affiliations during the past five years, the number of portfolios in the Fund Complex that they oversee, and other information about them.  The Fund Complex includes those registered investment companies that share Credit Suisse as investment adviser and that hold themselves out to the public as related companies for purposes of investment and investor services.

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee; Audit Committee Chairman and Nominating Committee Member	Chairman from 2005 to 2012 and Trustee since 2001; current term ends at the 2014 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc.,

11

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years

Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications & Infrastructure Fund, Inc. (each a closed-end investment company); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Mirae Asset Discovery Funds (open-end investment companies); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund)

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1958)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2014 annual meeting	Currently retired.	2	None

James J. Cattano c/o Coastal Trade Corp. 999 Vanderbilt Beach Road Suite 200 Naples, Florida 34108	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2015 annual meeting	President of Coastal Trade Corp. since October 2011; President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 to October 2011.	2

Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications & Infrastructure Fund, Inc. (each a closed-end investment company)

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania	Trustee and Nominating Committee Member	Since 2001; current term ends	Partner of Drinker Biddle & Reath (law firm) since	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc.

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Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
19103 (1943)		at the 2013 annual meeting	1972; Lecturer at Yale Law School since 2008		and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company)

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees; Audit Committee Member and Nominating Committee Chairman	Chairman from 2012 and Trustee since 2005; current term ends at the 2015 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications & Infrastructure Fund, Inc. (each a closed-end investment company)

As of October 31, 2011, none of the Trustees or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

Officers

The following tables set forth certain information regarding the officers of the Fund.  The current terms of office of the Fund’s officers will end at the Board’s meeting following the Fund’s next annual meeting of shareholders.

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse since 1997; Officer

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Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
(1956)			of other Credit Suisse Funds.

Thomas J. Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Thomas M. Sipp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1970)	Chief Financial Officer	Since 2012

Managing Director of Credit Suisse; Chief Operating Officer and Head of Finance for Asset Management; Associated with Credit Suisse since 2009; Associated with Pyramis Global Advisors from 2006 to 2009; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Asset Management; Associated with Credit Suisse since 1997; Officer of other Credit Suisse Funds.

Cecilia Chan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

Board Meetings

During the fiscal year ended October 31, 2011, the Board convened seven times.  Each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Trustee.

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Audit Committee

All of the Trustees, except for Lawrence Fox, constitute the Fund’s Audit Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE MKT).  The Audit Committee convened four times during the fiscal year ended October 31, 2011.  The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.  Pursuant to the Audit Committee Charter adopted by the Fund’s Board (a copy of which was included as Appendix B to the Fund’s proxy statement dated December 30, 2010), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls.  The Fund’s Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the Fund’s independent registered public accounting firm to the Fund and to Credit Suisse and certain of its affiliates.

Nominating Committee

All of the Trustees constitute the Fund’s Nominating Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE MKT).  The Nominating Committee met three times during the fiscal year ended October 31, 2011.  The Nominating Committee selects and nominates new Trustees.  The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund’s proxy statement dated December 30, 2010).  In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate.  These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.  With respect to diversity, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010.  Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of Shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 (“1934 Act”), and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).  In the case of the Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.  Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

Qualification of Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and

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discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Enrique R. Arzac.  Mr. Arzac has been a Trustee since 2001 and Chairman of the Audit Committee since 2012 and was Chairman of the Board of Trustees from 2005 to 2012 and Chairman of the Nominating Committee from 2003 to 2012.  In addition, he has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other funds, including funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Terry F. Bovarnick.  Ms. Bovarnick has been a Trustee since 2006.  In addition, she has over 30 years of executive and business experience in the investment industry.  Ms. Bovarnick also serves on the board of directors of another closed-end fund in the Fund Complex.

James J. Cattano.  Mr. Cattano has been a Trustee since 2006 and was Chairman of the Audit Committee from 2009 to 2012.  In addition, he has 40 years of executive and business and academic experience in the international trading and manufacturing industry.  Mr. Cattano also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Lawrence J. Fox.  Mr. Fox has been a Trustee since 2001.  In addition, he has close to 40 years of experience as an attorney.  Mr. Fox also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Steven N. Rappaport.  Mr. Rappaport has been a Trustee since 2005, Chairman of the Board of Trustees since 2012 and Chairman of the Nominating Committee since 2012.  In addition, he has 40 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other funds, including funds in the Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board.  The Fund has engaged Credit Suisse to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter.  The Board is currently composed of five members, each of whom is an Independent Trustee.  The Board meets in-person at regularly scheduled quarterly meetings each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven Rappaport, an Independent Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Trustees generally between meetings.  The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board reviews matters related to its leadership structure annually.

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The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of the Fund by Trustees

The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Trustee as of December 31, 2011:

Name of Trustee	Dollar Range of Equity Securities in the Fund*(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Credit Suisse Family of Investment Companies*(1)(2)
Enrique Arzac	E	E
Terry F. Bovarnick	C	C
James J. Cattano	D	E
Lawrence J. Fox	E	E
Steven N. Rappaport	E	E

* Key to Dollar Ranges:

A.           None

B.             $1 - $10,000

C.             $10,001 - $50,000

D.           $50,001 - $100,000

E.              over $100,000

(1)          “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

(2)          “Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of September 12, 2012, the Fund’s Trustees and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

Trustee Compensation

During the fiscal year ended October 31, 2011, each Trustee who was not a director, officer, partner, co-partner or employee of Credit Suisse, State Street or any affiliate thereof, received an annual fee as set out below and $1,000 for each meeting of the Board attended by him or her and was reimbursed for expenses incurred in

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connection with his or her attendance at the Fund’s Board meetings.  The annual fee rate was $14,300.  The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2011 to all Trustees was $103,325.  The Independent Chairman receives an additional annual fee of $5,000 and the Audit Committee Chairman receives an additional annual fee of $2,000.  Effective January 1, 2012, the meeting fee for each Trustee is $1,500 per meeting attended in person and $1,000 per meeting attended telephonically, and the annual fee is $15,300.  The Trustees have approved a compensation plan that permits each Trustee entitled to receive a fee from the Fund to elect to receive up to one hundred percent of his or her annual fee in the form of Fund shares issued by the Fund.

The following table shows certain compensation information for the current Trustees of the Fund for the fiscal year ended October 31, 2011.  All officers of the Fund are employees of and are compensated by Credit Suisse.  None of the Fund’s executive officers received any compensation from the Fund for such period.  The Fund does not have any bonus, profit sharing, pension or retirement plans.

Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and the Fund Complex
Enrique R. Arzac	$23,300	$113,504
Terry F. Bovarnick	$19,300	$37,600
James J. Cattano	$21,300	$41,600
Lawrence J. Fox	$19,300	$37,600
Steven N. Rappaport	$18,300	$119,608

Code of Ethics

The Fund and Credit Suisse have each adopted a code of ethics, as required by federal securities laws.  Under these codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund’s portfolio or that are currently held by the Fund, subject to certain general restrictions and procedures.  The personal securities transactions of the Fund’s access persons and those of Credit Suisse will be governed by the applicable code of ethics.

Credit Suisse and its affiliates manage other investment companies and accounts.  Credit Suisse may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Credit Suisse on behalf of the Fund.  Similarly, with respect to the Fund’s portfolio, Credit Suisse is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Credit Suisse and its access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund.  Credit Suisse is not obligated to refrain from investing in securities held by the Fund or for any other funds it manages.

These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Copies of these codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has adopted Credit Suisse’s policies and procedures with respect to the voting of proxies related to portfolio securities.  A copy of the Fund’s proxy voting policies and procedures is attached as Appendix B.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available without charge:

•                  by calling 1-800-293-1232

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•                  on the Fund’s website, www.credit-suisse.com/us

•                  on the SEC’s website, www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the beneficial ownership of shares of the Fund, as of September 12, 2012, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Ownership*
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	14,572,779	19.2%

*                 Stated in Schedule 13G/A filed with the SEC on January 23, 2012

INVESTMENT ADVISER

Credit Suisse serves as the Fund’s investment adviser with respect to all investments and makes all investment decisions for the Fund.  Under the Investment Advisory Agreement, Credit Suisse receives as compensation for its advisory services from the Fund an annual fee, payable monthly, calculated at an annual rate of: (i) 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) (the “Managed Assets”); and (ii) 0.75% of the average weekly value of the Managed Assets greater than $250 million.  Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.  Effective January 1, 2011, Credit Suisse agreed to waive 0.15% of the fees payable under the Investment Advisory Agreement up to $200 million and 0.25% of the fees payable under the Investment Advisory Agreement on the next $50 million.  During the period in which the Fund is utilizing leverage, the advisory fee payable to Credit Suisse will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Managed Assets, including those purchased with leverage.  The Fund is currently utilizing leverage.

For the fiscal years ended October 31, 2009, 2010 and 2011, the Fund paid Credit Suisse advisory fees and Credit Suisse waived fees of the Fund under the Investment Advisory Agreement as follows:

October 31, 2011

Fees Paid (after waivers)	Waivers
$2,546,067	$428,509

October 31, 2010

Fees Paid (after waivers)	Waivers
$1,806,740	$319,293

October 31, 2009

Fees Paid (after waivers)	Waivers
$1,295,306	$204,133

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Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.  Credit Suisse is an indirect, wholly owned subsidiary of Credit Suisse Group AG, a leading global financial services organization headquartered in Zurich.  No one person or any entity possesses a controlling interest in Credit Suisse Group AG. Credit Suisse is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Credit Suisse’s address is One Madison Avenue, New York, New York 10010.  As of June 30, 2012, Credit Suisse managed over $56.9 billion in the U.S. and, together with its global affiliates, managed assets of over $380.9 billion in 19 countries.

The Investment Advisory Agreement provides that Credit Suisse will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on Credit Suisse’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement will remain in effect from year to year if approved annually (1) by the Board of Trustees of the Fund or by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (2) by a majority of the Trustees who are not parties to the Investment Advisory Agreement, or “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser.  The Board of Trustees last approved the Investment Advisory Agreement at meetings held on November 15-16, 2011.

The Investment Advisory Agreement terminates on its assignment by any party.  The Investment Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board of Trustees or by the vote of holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities or upon 90 days’ written notice by Credit Suisse.

The services of Credit Suisse are not deemed to be exclusive, and nothing in the Investment Advisory Agreement will present it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ADMINISTRATOR

State Street serves as the Fund’s administrator.  As administrator, State Street provides certain administrative services to the Fund, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.  State Street is located at One Lincoln Street, Boston, Massachusetts 02111.  The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by Credit Suisse that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee.  The services of State Street are not deemed to be exclusive, and nothing in the agreement between the Fund and State Street (the “Administration Agreement”) will prevent State Street or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.  The Administration Agreement is terminable upon 60 days’ notice by either party.

For the fiscal years ended October 31, 2009, 2010 and 2011, the Fund paid State Street $105,578, $126,870 and $141,111, respectively, in administrative fees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street serves as the Fund’s custodian and may employ sub-custodians outside the U.S. in accordance with regulations of the SEC.  State Street is located at One Lincoln Street, Boston, Massachusetts 02111.  The

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custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Computershare Trust Company, N.A. acts as the Fund’s transfer agent and dividend-paying agent under the Fund’s automatic dividend reinvestment plan.  Computershare Trust Company, N.A. is located at P.O. Box 43078, Providence, Rhode Island, 02940.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, acts as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund.  PricewaterhouseCoopers LLP address is 125 High Street, Boston, Massachusetts 02110.

PORTFOLIO MANAGEMENT

Additional information regarding the Fund’s portfolio managers is provided below.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager of the Fund and the total assets managed within each category as of July 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Thomas J. Flannery*	3	$910	28	$11,241	11	$3,024
Wing Chan	3	$910	2	$449	5	$1,418

*                 As of July 31, 2012, Mr. Flannery managed 23 accounts which had total assets under management of $8,724 million, and which had additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other.  For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise.  In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders).  In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution.  Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades).  The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

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Portfolio Manager Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse.  Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

Portfolio Manager Ownership of Shares

As reported to the Fund, the information in the following table reflects beneficial ownership by the portfolio managers of Shares as of September 7, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund*(1)
Thomas J. Flannery	A
Wing Chan	A

*                 Key to Dollar Ranges:

A.           None

B.             $1 - $10,000

C.             $10,001 - $50,000

D.            $50,001 - $100,000

E.              over $100,000

(1)          “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objectives.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.  For the 2011, 2010 and 2009 fiscal years, the Fund paid $3,030, $208 and $363, respectively, in brokerage commissions.

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Credit Suisse will select portfolio investments and effect transactions for the Fund.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects: the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the 1934 Act when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.  For the fiscal year ended October 31, 2011, the Fund paid no brokerage commissions to brokers and dealers who provided such research services.

All orders for transactions in securities or options on behalf of the Fund are placed by the Investment Adviser with broker-dealers that it selects, including Credit Suisse Securities (USA) LLC (“CSSU”) and other affiliates of Credit Suisse Group AG.  The Fund may utilize CSSU or other affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when the Investment Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.  The Fund did not pay any commissions to affiliated broker-dealers during the fiscal years ended October 31, 2009, 2010 and 2011,  respectively.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Fund.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Fund.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Fund may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Fund will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSSU or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law.  In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

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TAXATION

The Fund is treated as a separate entity for U.S. federal income tax purposes.  The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders.  In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders.  However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.  If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of

24

that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must report distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax.  A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class.

Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class’s proportionate share of a particular type of income.  The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class’s proportionate share of a particular type of income with respect to such prior taxable year.  Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year.  It is possible that the IRS could disagree with the Fund’s position concerning the treatment of dividends paid after the close of a taxable year, in which case the IRS could attempt to recharacterize a portion of the dividends paid and reported by the Fund as exempt-interest dividends as consisting instead of capital gains or other taxable income.  If the IRS were to prevail with respect to any such attempted recharacterization, holders of that class of shares could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

The Fund declares and pays a dividend from net investment income (excluding capital gains) each month.  The Fund typically distributes any net short-term and long-term capital gains in December.  Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund.  For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund.  In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income that is not tax exempt and from net short-term capital gains are taxable as ordinary income.

A 3.8% excise tax will be imposed on net investment income, including dividends, interest and net capital gains, of individuals with annual income of $200,000 or more ($250,000 if married, filing jointly) beginning in 2013.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares and will reduce such basis. Any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.  Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions.  A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.  Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2012.

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The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year.  In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.  For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss for taxable years beginning before 2011. Capital loss carry forwards generated in taxable years beginning in 2011 and later will not be subject to expiration, but will offset future gains before pre-2011 loss carry forwards.  To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders.  The Fund may not carry forward any losses other than net capital losses.

At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed capital gains of the Fund.  Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and exchanges generally are taxable events for shareholders that are subject to tax.  Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted.  A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.  Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.  However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions other than exempt-interest dividends received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan

26

in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on any fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes.  However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable.  These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements.  Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out.  The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term.  Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss.  Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code.  Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.  Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.  Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term.  Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.  The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

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As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries.  Any such taxes would, if imposed, reduce the yield on or return from those investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as “backup withholding”) a certain percentage of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with certain IRS regulations.  In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.  The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, since those laws vary with respect to the taxation of such income.  Many states exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state’s securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy.  However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year

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on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income.  Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to shareholders to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.  The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS, or pursuant to proposed intergovernmental agreements, to local tax authorities, for possible transmittal to the IRS, that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Richards Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

 Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The audited financial statements for the year ended October 31, 2011 and the report of the independent registered public accounting firm are included in the Fund’s 2011 Annual Report and are incorporated by reference into this prospectus.  The unaudited financial statements for the six months ended April 30, 2012 are included in the Fund's 2012 Semi-Annual Report and are incorporated by reference into this prospectus.  The Fund’s 2011 Annual Report was filed on Form N-CSR with the SEC on January 18, 2012 and the Fund’s 2012 Semi-Annual Report was filed on Form N-CSR with the SEC on July 2, 2012 and each is available on the SEC’s website at http://www.sec.gov.  Copies of the Fund’s 2011 Annual Report and 2012 Semi-Annual Report may also be obtained without charge upon written or oral request from the Fund at (800) 293-1232, or by visiting the Fund’s website at www.credit-suisse.com/us.

The financial statements incorporated in this Prospectus by reference to the Annual Report, which is included in the Fund’s N-CSR for the year ended October 31, 2011, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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APPENDIX A

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues;

(4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 1, 2012